INCOME TAXES	12 Months Ended
Mar. 31, 2025
Notes and other explanatory information [abstract]
INCOME TAXES

NOTE 9. INCOME TAXES

The Company is a BVI business company. The BVI government does not, under existing legislation, impose any income or corporate tax on corporations. PDS is a U.S. corporation and is subject to U.S. federal, state and local income taxes, as applicable. iOx is subject to U.K. taxes.

The expense (benefit) from income taxes consists of the following for the years ended March 31, 2025 and 2024 (in thousands):

	Years Ended March 31,
	2025	2024

Current tax:
Current tax on profits for the year	$—	$16
Adjustments for current tax of prior periods	(3)	—
Total current tax expense (benefit)	(3)	16

Deferred income tax:
Decrease (increase) in deferred tax assets	—	(10,564)
Income tax	$(3)	$(10,548)

Reconciliation of tax expense (benefit) at statutory tax rate and the income tax expense (benefit) as reported in the consolidated statement of profit or loss and other comprehensive income for the years ended March 31, 2025 and 2024 is as follows (in thousands):

	Years Ended March 31,
	2025	2024
Loss before income tax	$(6,781)	$(85,930)

Tax using BVI tax rate of 0%	—	—
Effect of tax rates in other countries	(24)	(16,635)
Derecognition of deferred tax assets	23	4,090
Nondeductible expenses	—	764
Utilization of losses not previously benefitted	—	(50)
Foreign currency effect and other	(2)	1,283
Income tax in the statement of loss	$(3)	$(10,548)

As of March 31, 2025 and 2024, the Company had $0.6 million of federal net operating losses, which carryforward indefinitely but are limited to 80% of taxable income when utilized. As of March 31, 2025, the Company also had $15.2 million in UK loss carryforwards, which carryforward indefinitely.

As of March 31, 2025 and 2024, the Company’s deferred tax assets and liabilities consisted of the effects of temporary differences attributable to the following (in thousands):

	As of March 31,
	2025	2024
Deferred tax assets:
The balance comprises temporary differences attributable to:
Tax loss	$3,935	$5,590
Share-based compensation	397	—
Reserves and accruals	17	—
Total deferred tax assets	4,349	5,590
Deferred tax asset not recognized	(4,349)	(5,590)
Net deferred tax asset	—	—

The Company assesses its deferred tax assets for recognition by considering both positive and negative evidence in order to ascertain whether it is probable that deferred tax assets will be realized. Realization of deferred tax assets is dependent upon the generation of future taxable income, if any, the timing and amount of which are uncertain. Due to the history of losses the Company has generated in the past, the Company believes that it is not probable that all of the deferred tax assets in the U.S. and U.K. can be realized as of March 31, 2025; accordingly, the Company has not recognized any of its deferred tax assets.

The Company’s deferred tax assets not recognized decreased by $1.24 million for the year ended March 31, 2025. The change in the deferred tax assets not recognized was primarily due to the true-up of U.K. loss carryforwards.

The Company has concluded that there are no uncertain tax treatments that require disclosure or recognition.

On December 20, 2021, the OECD published the Global Anti-Base Erosion Model Rules (the "GloBE Rules"), also known as Pillar II. The GloBE Rules aim to impose a global minimum tax of 15% on multinational enterprises with a revenue in excess of €750 million. As the Company’s revenue is below this threshold, it is currently outside the scope of the Pillar II rules.

The Company continues to monitor developments in jurisdictions where it operates, including the U.K., U.S., and British Virgin Islands. As of the reporting date, Pillar II is not expected to have a material impact on the Company’s financial statements.